Exhibit 1.1

EXECUTION VERSION

Rose Rock Midstream, L.P.

4,750,000 Common Units

Representing Limited Partner Interests

UNDERWRITING AGREEMENT

August 13, 2013

BARCLAYS CAPITAL INC.

745 Seventh Avenue

New York, New York 10019

As Representative of the several

Underwriters named in Schedule I attached hereto,

Ladies and Gentlemen:

Rose Rock Midstream, L.P., a Delaware limited partnership (the “Partnership”), proposes to sell 4,750,000 common units (the “Firm Units”) representing limited partner interests in the Partnership (the “Common Units”) to the underwriters (the “Underwriters”) named in Schedule I attached to this agreement (this “Agreement”), for whom Barclays Capital Inc. is acting as the representative (the “Representative”). In addition, the Partnership proposes to grant the Underwriters an option to purchase up to 712,500 additional Common Units on the terms set forth in Section 2 (the “Option Units”). The Firm Units and the Option Units, if purchased, are hereinafter collectively called the “Units.” This Agreement is to confirm the agreement concerning the purchase of the Units from the Partnership by the Underwriters.

The Partnership and Rose Rock Midstream GP, LLC (the “General Partner”), the general partner of the Partnership, are referred to collectively herein as the “Partnership Parties.” The Partnership Parties, Rose Rock Finance Corporation, a Delaware corporation (“Rose Rock Finance”), Rose Rock Midstream Operating, LLC, a Delaware limited liability company (“Rose Rock Operating”), Rose Rock Midstream Energy GP, LLC, a Delaware limited liability company (“Rose Rock Midstream Energy GP”), Rose Rock Midstream Crude, L.P., a Delaware limited partnership (“Rose Rock Crude”), Rose Rock Midstream Field Services, LLC, a Delaware limited liability company (“Rose Rock Field Services”), SemCrude Pipeline, L.L.C., a Delaware limited liability company (“SCPL”) and White Cliffs, L.L.C., a Delaware limited liability company (“White Cliffs”), are referred to collectively herein as the “Partnership Entities.” Rose Rock Finance, Rose Rock Operating, Rose Rock Midstream Energy GP, Rose Rock Crude, Rose Rock Field Services, SCPL and White Cliffs are referred to collectively herein as the “Operating Entities.”

1. Representations, Warranties and Agreements of the Partnership Parties. The Partnership Parties represent, warrant and agree that:

(a) Registration Statement. A registration statement on Form S-3 (File No. 333-188635) relating to the Units has (i) been prepared by the Partnership in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) been filed with the Commission under the Securities Act; and (iii) become effective under the Securities Act. Copies of such registration statement and any amendment thereto have been made available by the Partnership to the Underwriters. As used in this Agreement:

(i) “Applicable Time” means 8:30 a.m. (New York City time) on August 13, 2013;

(ii) “Base Prospectus” means the base prospectus filed as part of the Registration Statement, in the form in which it has most recently been amended on or prior to the date hereof, relating to the Units;

(iii) “Effective Date” means any date as of which any part of such registration statement relating to the Units became, or is deemed to have become, effective under the Securities Act in accordance with the Rules and Regulations;

(iv) “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 under the Securities Act) prepared by or on behalf of the Partnership or used or referred to by the Partnership in connection with the offering of the Units;

(v) “Preliminary Prospectus” means any preliminary prospectus relating to the Units, including the Base Prospectus and any preliminary prospectus supplement thereto relating to the Units, included in such registration statement or filed with the Commission pursuant to Rule 424(b) under the Securities Act;

(v) “Pricing Disclosure Package” means, as of the Applicable Time, the most recent Preliminary Prospectus, together with the information included in Schedule II hereto and each Issuer Free Writing Prospectus listed in Schedule III hereto, other than a road show that is an Issuer Free Writing Prospectus but is not required to be filed under Rule 433 under the Securities Act;

(vi) “Prospectus” means the final prospectus relating to the Units, including the Base Prospectus any prospectus supplement thereto relating to the Units, as filed with the Commission pursuant to Rule 424(b) under the Securities Act; and

(vii) “Registration Statement” means such registration statement, as amended as of the Effective Date for such part, including any Preliminary Prospectus or the Prospectus and all exhibits to such registration statement.

Any reference to the Registration Statement, Base Prospectus, the Pricing Disclosure Package, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act. Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) under the Securities Act prior to or on the date hereof (including, for purposes hereof, any documents incorporated by reference therein prior to or on the date hereof). Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any document filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date that is incorporated by reference in the Registration Statement. Any reference to the term “Registration Statement” shall be deemed to include any abbreviated registration statement to register additional Common Units under Rule 462(b) under the Securities Act (the “Rule 462(b) Registration Statement”).

(b) No Stop Order. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding for such purpose has been instituted or, to the knowledge of the Partnership Parties, threatened by the Commission.

(c) Ineligible Issuer. The Partnership was not at the time of initial filing of the Registration Statement and at the earliest time thereafter that the Partnership or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Units, is not on the date hereof and will not be on the applicable Delivery Date, an “ineligible issuer” (as defined in Rule 405 under the Securities Act). The Partnership has been since the time of initial filing of the Registration Statement and continues to be eligible to use Form S-3 for the offering of the Units.

(d) Form of Documents. The Registration Statement conformed and will conform in all material respects on the Effective Date and on the applicable Delivery Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the applicable requirements of the Securities Act and the Rules and Regulations. The most recent Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) under the Securities Act and on the applicable Delivery Date to the applicable requirements of the Securities Act and the Rules and Regulations. The documents incorporated by reference in any Preliminary Prospectus or the Prospectus conformed, and any further documents so incorporated will conform, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.

(e) No Material Misstatements or Omissions in the Registration Statement. The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Partnership through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(e).

(f) No Material Misstatements or Omissions in the Prospectus. The Prospectus will not, as of its date or as of the applicable Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Partnership through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(e). The documents incorporated by reference in any Preliminary Prospectus or the Prospectus did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g) No Material Misstatements or Omissions in the Pricing Disclosure Package. The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Partnership through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(e).

(h) No Material Misstatements or Omissions in Issuer Free Writing Prospectus. Each Issuer Free Writing Prospectus listed in Schedule III hereto (including, without limitation, any road show that is a free writing prospectus under Rule 433 under the Securities Act), when considered together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from any such Issuer Free Writing Prospectus listed in Schedule III hereto in reliance upon and in conformity with written information furnished to the Partnership through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(e). The information included in each Issuer Free Writing Prospectus listed in Schedule III hereto does not conflict with the information contained in the Registration Statement or the most recent Preliminary Prospectus or to be contained in the Prospectus.

(i) Issuer Free Writing Prospectuses Conform to the Requirements of the Securities Act. Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the applicable requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Partnership has complied with all prospectus delivery and any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Securities Act and the Rules and Regulations. The Partnership has not made any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representative. The Partnership has retained in accordance with the Securities Act and the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Securities Act and the Rules and Regulations.

(j) Forward-Looking and Supporting Information. Each of the statements made by the Partnership in the Registration Statement and the Pricing Disclosure Package and to be made in the Prospectus (and any supplements thereto) within the coverage of Rule 175(b) under the Securities Act was made or will be made with a reasonable basis and in good faith.

(k) Formation and Qualification of the Partnership Entities. Each of the Partnership Entities has been duly formed or incorporated, is validly existing and in good standing as a limited partnership, limited liability company or corporation under the laws of its jurisdiction of organization and is duly qualified to do business and in good standing as a foreign limited partnership, limited liability company or corporation in each jurisdiction (as set forth on Schedule V) in which its ownership or lease of property or the conduct of its businesses requires such qualification, except where the failure to be so qualified or in good standing would not, in the aggregate (i) reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, partners’ capital, properties, business, prospects or net worth of the Partnership and its subsidiaries, taken as a whole (a “Material Adverse Effect”), or (ii) subject the limited partners of the Partnership to any material liability or disability. Each of the Partnership Entities has all limited partnership, limited liability company or corporate power and authority, as the case may be, necessary to own or lease its properties and to conduct the businesses in which it is engaged in all material respects.

(l) General Partner. The General Partner has full limited liability company power and authority to serve as general partner of the Partnership in all material respects as disclosed in the Registration Statement and the most recent Preliminary Prospectus.

(m) Ownership of the General Partner. Rose Rock Midstream Holdings, LLC, a Delaware limited liability company (“Rose Rock Holdings”), owns a 100% membership interest in the General Partner; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of the General Partner (such agreement, together with any amendments and/or restatements thereof on or prior to the applicable Delivery Date, the “General Partner LLC Agreement”) and is fully paid (to the extent required under the General Partner LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act (the

“Delaware LLC Act”)); and such membership interest is owned free and clear of all liens, encumbrances, security interests, equities, charges or claims (“Liens”), except for Liens arising under or in connection with that certain Credit Agreement, dated as of June 17, 2011, among SemGroup Corporation, a Delaware corporation (“SemGroup”), as Borrower, the lenders party thereto from time to time, and the Royal Bank of Scotland PLC, as administrative agent and collateral agent, as amended to date (the “SemGroup Credit Agreement”) or as described in the Registration Statement and the most recent Preliminary Prospectus.

(n) Ownership of the General Partner Interest in the Partnership. The General Partner is the sole general partner of the Partnership, with a 2.0% general partner interest in the Partnership (the “GP Interest”); such general partner interest has been duly authorized and validly issued in accordance with the agreement of limited partnership of the Partnership (such agreement, together with any amendments and/or restatements thereof on or prior to the applicable Delivery Date, the “Partnership Agreement”); and the General Partner owns such general partner interest free and clear of all Liens, except for Liens arising under or in connection with the SemGroup Credit Agreement, or as described in the Registration Statement and the most recent Preliminary Prospectus.

(o) Ownership of the Incentive Distribution Rights. The General Partner owns all of the Incentive Distribution Rights (as such term is defined in the Partnership Agreement); the Incentive Distribution Rights and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”)); and the General Partner owns such Incentive Distribution Rights free and clear of all Liens, except for Liens arising under or in connection with the SemGroup Credit Agreement or as described in the Registration Statement and the most recent Preliminary Prospectus.

(p) Ownership of the Sponsor Units. As of the date hereof, Rose Rock Midstream Corporation owns 171,218 Common Units, and Rose Rock Midstream Holdings, LLC, a Delaware limited liability company (“Rose Rock Holdings”), owns 2,718,491 Common Units, 8,389,709 subordinated units representing limited partner interests in the Partnership (“Subordinated Units”) and 1,250,000 Class A Units representing limited partner interests in the Partnership (“Class A Units”) (together with the Common units and Subordinated Units owned by Rose Rock Midstream Corporation, the “Sponsor Units”); the Sponsor Units and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and Rose Rock Midstream Corporation and Rose Rock Holdings own such Sponsor Units free and clear of all Liens, except for Liens arising under or in connection with the SemGroup Credit Agreement or as described in the Registration Statement and the most recent Preliminary Prospectus.

(q) Duly Authorized and Validly Issued Units. The Units to be sold by the Partnership and the limited partner interests represented thereby have been duly authorized in accordance with the Partnership Agreement and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued in accordance with the Partnership Agreement, fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act).

(r) Capitalization of the Partnership. At the Applicable Time, the issued and outstanding partnership interests of the Partnership will consist of 11,893,581 Common Units, 8,389,709 Subordinated Units, 1,250,000 Class A Units, the GP Interest and the Incentive Distribution Rights, and all outstanding Common Units, other than the Common Units owned by Rose Rock Midstream Corporation and Rose Rock Holdings, which are addressed in Section 1(p) above, have been duly authorized and validly issued in accordance with the Partnership Agreement, and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such non-assessability may be affected by matters described in Sections 17-303, 17-607 and 17-804 of the Delaware LP Act).

(s) Ownership of Rose Rock Operating. The Partnership owns a 100% membership interest in Rose Rock Operating; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of Rose Rock Operating (such agreement, together with any amendments and/or restatements thereof on or prior to the applicable Delivery Date, the “Operating LLC Agreement”) and is fully paid (to the extent required by the Operating LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”)); and the Partnership owns such membership interest free and clear of all Liens, except for Liens arising under or in connection with the Credit Agreement, dated November 10, 2011 (the “Partnership Credit Agreement”), by and among the Partnership, as Borrower, The Royal Bank of Scotland PLC, as Administrative Agent, and the other parties thereto, or as described in the Registration Statement and the most recent Preliminary Prospectus.

(t) Ownership of Rose Rock Midstream Energy GP. Rose Rock Operating owns a 100% membership interest in Rose Rock Midstream Energy GP; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of Rose Rock Midstream Energy GP (such agreement, together with any amendments and/or restatements thereof on or prior to the applicable Delivery Date, the “RRME GP LLC Agreement”) and is fully paid (to the extent required by the RRME GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and Rose Rock Operating owns such membership interest free and clear of all Liens, except for Liens arising under or in connection with the Partnership Credit Agreement or as described in the Registration Statement and the most recent Preliminary Prospectus.

(u) Ownership of Rose Rock Crude. Rose Rock Midstream Energy GP owns a 0.5% general partner interest in Rose Rock Crude; such general partner interest has been duly authorized and validly issued in accordance with the agreement of limited partnership of Rose Rock Crude (such agreement, together with any amendments and/or restatements thereof on or prior to the applicable Delivery Date, the “Rose Rock Crude LP Agreement”); and Rose Rock Midstream Energy GP owns such general partner interest free and clear of all Liens, except for Liens arising under or in connection with the Partnership Credit Agreement or as described in the Registration Statement and the most recent Preliminary Prospectus. Rose Rock Operating owns a 99.5% limited partner interest in Rose Rock Crude; such limited partner interest has been duly authorized and validly issued in accordance with the Rose Rock LP Agreement and is fully paid (to the extent required by the Rose Rock LP Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and Rose Rock Operating owns such limited partner interest free and clear of all Liens, except for Liens arising under or in connection with the Partnership Credit Agreement or as described in the Registration Statement and the most recent Preliminary Prospectus.

(v) Ownership of Rose Rock Finance. The Partnership owns a 100% of the outstanding capital stock of Rose Rock Finance; such shares of capital stock have been duly authorized and validly issued and are fully paid and nonassessable; and the Partnership owns such shares of capital stock free and clear of all Liens, except for Liens arising under or in connection with the Partnership Credit Agreement or as described in the Registration Statement and the most recent Preliminary Prospectus.

(w) Ownership of Rose Rock Field Services. Rose Rock Operating owns a 100% membership interest in Rose Rock Field Services; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of Rose Rock Field Services (such agreement, together with any amendments and/or restatements thereof on or prior to the applicable Delivery Date, the “Rose Rock Field Services LLC Agreement”) and is fully paid (to the extent required by the Rose Rock Field Services LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and Rose Rock Operating owns such membership interest free and clear of all Liens, except for Liens arising under or in connection with the Partnership Credit Agreement or as described in the Registration Statement and the most recent Preliminary Prospectus.

(x) Ownership of SCPL. Rose Rock Operating owns a 33.33% membership interest in SCPL; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of SPCL (such agreement, together with any amendments and/or restatements thereof on or prior to the applicable Delivery Date, the “SCPL LLC Agreement”) and is fully paid (to the extent required by the SCPL LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and Rose Rock Operating owns such membership interest free and clear of all Liens, except for Liens arising under or in connection with the Partnership Credit Agreement or as described in the Registration Statement and the most recent Preliminary Prospectus.

(y) Ownership of White Cliffs. SCPL owns a 51% membership interest in White Cliffs; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of White Cliffs (such agreement, together with any amendments and/or restatements thereof on or prior to the applicable Delivery Date, the “White Cliffs LLC Agreement”) and is fully paid (to the extent required by the White Cliffs LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and SCPL owns such membership interest free and clear of all Liens, except for Liens arising under or in connection with the Partnership Credit Agreement or the SemGroup Credit Agreement or as described in the Registration Statement and the most recent Preliminary Prospectus.

(z) No Other Subsidiaries. Other than the Partnership and the Operating Entities, the General Partner does not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity. Other than the Operating Entities, the Partnership does not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity.

(aa) Conformity of Units to Descriptions. The Units, when issued and delivered in accordance with the terms of the Partnership Agreement and this Agreement against payment therefor as provided therein and herein, will conform in all material respects to the description thereof contained in the Registration Statement and the Pricing Disclosure Package and to be contained in the Prospectus.

(bb) No Options, Preemptive Rights, Registration Rights, or Other Rights. Except as described in the Registration Statement and the most recent Preliminary Prospectus or as provided for in the Organizational Agreements, there are no options, warrants, preemptive rights, rights of first refusal or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity securities of any of the Partnership Entities. The “Organizational Agreements” means, collectively, the Partnership Agreement, the limited liability company agreement of the General Partner (as amended and/or restated on or prior to the applicable Delivery Date), the Operating LLC Agreement, the RRME GP LLC Agreement, the Rose Rock Crude LP Agreement, Rose Rock Field Services LLC Agreement, the SCPL LLC Agreement and the White Cliffs LLC Agreement. Neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Common Units or other securities of the Partnership.

(cc) Authority and Authorization. Each of the Partnership Parties has all requisite limited partnership or limited liability company power and authority to execute and deliver this Agreement and to perform its respective obligations hereunder. The Partnership has all requisite limited partnership power and authority to issue, sell and deliver the Units, in accordance with and upon the terms and conditions set forth in this Agreement, the Partnership Agreement, the Registration Statement and the most recent Preliminary Prospectus in accordance with and upon the terms and conditions set forth in the Partnership Agreement. At each Delivery Date, all limited partnership, limited liability company or corporate action, as the case may be, required to be taken by any of the Partnership Entities or any of their respective unitholders, members or partners for the authorization, issuance, sale and delivery of the Units, and the consummation of any other transactions contemplated by this Agreement, shall have been validly taken.

(dd) Authorization, Execution and Delivery of the Underwriting Agreement. This Agreement has been duly authorized and validly executed and delivered by or on behalf of each of the Partnership Parties.

(ee) Authorization, Execution, Delivery and Enforceability of Certain Agreements. Each of the Organizational Agreements has been duly authorized and validly executed and delivered by the parties thereto, and is a valid and legally binding agreement of such parties, enforceable against such parties in accordance with its terms; provided that, with respect to each such agreement, the enforceability thereof may be limited by (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights and remedies generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

(ff) No Conflicts. None of (i) the offering, issuance or sale of the Units as described in the Registration Statement and the most recent Preliminary Prospectus, (ii) the execution, delivery and performance of this Agreement by the Partnership Entities party hereto or thereto, (iii) the application of the proceeds from the sale of the Units as described under “Use of Proceeds” in the most recent Preliminary Prospectus (A) conflicts with or will conflict with or constitutes or will constitute a violation of the Organizational Agreements or any certificate of formation, incorporation or conversion (together with the Organizational Agreements, the “Organizational Documents”) of any of the Partnership Entities, (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a change of control or default (or an event that, with notice or lapse of time or both, would constitute such an event) under, the SemGroup Credit Agreement or any indenture, mortgage, deed of trust, license, loan agreement, lease or other agreement or instrument to which any of the Partnership Entities is a party or by which any of them or any of their respective properties may be bound, (C) violates or will violate any statute, law, regulation, ruling or any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over any of the Partnership Entities or any of their properties in a proceeding to which any of them or their property is a party or is bound or (D) results or will result in the creation or imposition of any Lien (other than Liens arising under or in connection with the Partnership Credit Agreement or the SemGroup Credit Agreement) upon any property or assets of any of the Partnership Entities, except in the case of clauses (B), (C) and (D) for any such conflicts, violations, breaches, defaults or Liens that, individually or in the aggregate, have not materially impaired and will not materially impair the ability of any of the Partnership Entities to consummate the transactions provided for in this Agreement.

(gg) No Consents. No consent, approval, authorization, order, registration, filing or qualification (“consent”) of or with any court, governmental agency or body having jurisdiction over any of the Partnership Entities or any of their properties or assets is required in connection with (i) the offering, issuance or sale of the Units as described in the Registration Statement and the most recent Preliminary Prospectus, (ii) the execution, delivery and performance of this Agreement by the Partnership Entities, (iii) the consummation of the transactions contemplated by this Agreement or (iv) the application of the proceeds from the sale of the Units as described under “Use of Proceeds” in the most recent Preliminary Prospectus, except for registration of the Units under the Securities Act and consents required under the Exchange Act, applicable state securities or “Blue Sky” laws and the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) in connection with the purchase and distribution of the Units by the Underwriters.

(hh) No Defaults. None of the Partnership Entities is in (i) violation of its Organizational Documents, (ii) violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over it or any of its properties or (iii) breach, default (or an event that, with notice or lapse of time or both, would constitute such an event) or violation in the performance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, except in the cases of clauses (ii) and (iii) for any such breaches, defaults and violations that, individually or in the aggregate, would not reasonably be expected to materially impair the ability of any of the Partnership Entities to consummate the transactions provided for in this Agreement.

(ii) Financial Statements. The financial statements (including the related notes and supporting schedules) included or incorporated by reference in the Registration Statement and the most recent Preliminary Prospectus (and any amendment or supplement thereto) present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby, at the dates and for the periods indicated, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods indicated, except to the extent disclosed therein. The other financial information of the Partnership (or its predecessor for accounting purposes), including non-GAAP financial measures, if any, contained in the Registration Statement and the most recent Preliminary Prospectus has been derived from the accounting records of the Partnership Entities, and fairly presents in all material respects the information purported to be shown thereby.

(jj) Pro Forma Financial Statements. The pro forma financial statements included or incorporated by reference in the Registration Statement and the most recent Preliminary Prospectus include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included or incorporated by reference in the Registration Statement and the most recent Preliminary Prospectus. The pro forma financial statements included or incorporated by reference in the Registration Statement and the most recent Preliminary Prospectus comply as to form in all material respects with the applicable requirements of Regulation S-X under the Securities Act.

(kk) Independent Registered Public Accounting Firm. BDO USA, LLP, who has certified certain financial statements of the Partnership and its consolidated subsidiaries, whose report is incorporated by reference in the Registration Statement and the most recent Preliminary Prospectus, is an independent registered public accounting firm with respect to each of the Partnership, SCPL and White Cliffs as required by the Securities Act and the Public Company Accounting Oversight Board.

(ll) Books and Records. Each of the Partnership Entities maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorizations; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto. As of the date of the most recent balance sheet of the Partnership and its consolidated subsidiaries reviewed or audited BDO USA, LLP, the Partnership Parties were not aware of any material weaknesses in the internal controls of any Partnership Entity.

(mm) Disclosure Controls and Procedures. (i) To the extent required by Rule 13a-15 under the Exchange Act, the Partnership Entities have established and maintain disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Partnership in the reports to be filed or submitted under the Exchange Act is accumulated and communicated to management of the Partnership, including the principal executive officer and principal financial officer of the General Partner, as appropriate, to allow timely decisions regarding required disclosure to be made and (iii) to the extent required by Rule 13a-15 under the Exchange Act, such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

(nn) No Changes in Internal Controls. Since the date of the most recent balance sheet of the Partnership and its consolidated subsidiaries reviewed or audited by BDO USA, LLP, (i) the Partnership has not been advised of or become aware of (A) any significant deficiencies in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect the ability of the Partnership Entities to record, process, summarize and report financial information, or any material weaknesses in internal controls over financial reporting of the Partnership Entities or (B) any fraud, whether or not material, that involves management or other employees of any Partnership Entity who have a significant role in the Partnership Entities’ internal control over financial reporting and (ii) there have been no changes in the Partnership Entities’ internal control over financial reporting that have materially affected or are reasonably likely to material affect the Partnership Entities’ internal controls over financial reporting.

(oo) Sarbanes-Oxley Act of 2002. There is and has been no failure on the part of the Partnership or, to the knowledge of the Partnership Parties, any of the General Partner’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 or the rules and regulations promulgated in connection therewith or the rules of The New York Stock Exchange, in each case that are effective and applicable to the Partnership.

(pp) No Material Changes. Except as described in the Registration Statement and the Pricing Disclosure Package, since the date of the latest audited financial statements included in the most recent Preliminary Prospectus, no Partnership Entity has (i) sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, (ii) issued or granted any securities, (iii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (iv) entered into any material transaction not in the ordinary course of business or (v) declared or paid any distribution or dividend on its equity interests, and since such date, there has not been any change in the partnership or limited liability interests, as applicable, or long-term debt of any of the Partnership Entities or any adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise), results of operations, partners’ capital, properties, management, business or prospects of the Partnership Entities taken as a whole, in each case except as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(qq) Title to Properties. Each of the Partnership Entities, directly or indirectly, has good and indefeasible title to all real property and good title to all personal property described in the Registration Statement and the most recent Preliminary Prospectus as being owned by it, in each case free and clear of all Liens except as described in the Registration Statement and the most recent Preliminary Prospectus and except for any Liens that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. All real property and buildings held under lease by each of the Partnership Entities, directly or indirectly, are held by it under valid, subsisting and enforceable leases, with such exceptions as do not materially interfere with the use made or proposed to be made of such properties taken as a whole as described in the Registration Statement and the most recent Preliminary Prospectus.

(rr) Rights of Way. Each of the Partnership Entities, directly or indirectly, has such consents, easements, rights-of-way, permits or licenses from each person (collectively, “rights-of-way”) as are necessary to conduct its business in the manner described, subject to the limitations described in the Registration Statement and the most recent Preliminary Prospectus, if any, except for such rights-of-way that, if not obtained, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; each of the Partnership Entities has, or at the applicable Delivery Date will have, fulfilled and performed, in all material respects, its obligations with respect to such rights-of-way; and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way, except for such revocations, terminations and impairments that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(ss) Permits. Except as described in the Registration Statement and the most recent Preliminary Prospectus, each of the Partnership Entities, directly or indirectly, has such permits, licenses, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own its properties and conduct its business in the manner described in the Registration Statement and the most recent Preliminary Prospectus, except for any failures to have a Permit that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of the Partnership Entities has fulfilled and performed all of its obligations with respect to the Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder or any such Permits, except for any of the foregoing that could not reasonably be expected to have a Material Adverse Effect. None of the Partnership Entities has received notice of any revocation or modification of any such Permits that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(tt) Intellectual Property. Each of the Partnership Entities owns or possesses adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, know-how, software, systems and technology (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of its businesses and has no reason to believe that the conduct of its businesses conflicts with, and has not received any notice of any claim of conflict with, any such rights of others, except in each case as would not reasonably be expected to have a Material Adverse Effect.

(uu) Legal Proceedings. Except as described in the Registration Statement and the Pricing Disclosure Package, there are no legal or governmental proceedings pending to which any of the Partnership Entities is a party or of which any property or assets of any of the Partnership Entities is the subject that would, in the aggregate, reasonably be expected to have a Material Adverse Effect or to materially impair the ability of any of the Partnership Entities to consummate the transactions provided for in this Agreement; and to the Partnership Parties’ knowledge, no such proceedings are threatened by governmental authorities or others.

(vv) Contracts to be Described or Filed. There are no contracts or other documents required by the Securities Act to be described in the Registration Statement or the most recent Preliminary Prospectus or filed as exhibits to the Registration Statement, that are not described and filed as required. The statements made in the most recent Preliminary Prospectus, insofar as they purport to constitute summaries of the terms of the contracts and other documents described and filed, constitute accurate summaries of the terms of such contracts and documents in all material respects.

(ww) Summaries of Law. Statements made in the most recent Preliminary Prospectus insofar as they purport to constitute summaries of the terms of statutes, rules or regulations, or legal or governmental proceedings, constitute accurate summaries of the terms of such statutes, rules and regulations, and legal and governmental proceedings in all material respects.

(xx) Insurance. The Partnership Entities maintain, or are entitled to the benefits of, insurance covering their properties, operations, personnel and businesses against such losses and risks as is reasonably adequate to protect them and their businesses in a manner consistent with other businesses similarly situated. All policies of insurance of any of the Partnership Entities are in full force and effect; and each of the Partnership Entities is in compliance with the terms of such policies in all material respects.

(yy) Certain Relationships and Related Party Transactions. No relationship, direct or indirect, exists between or among any of the Partnership Entities, on the one hand, and any “affiliate,” equity holder, director, manager, officer, customer or supplier of any of the Partnership Entities, on the other hand, that is required by the Securities Act to be disclosed in the Registration Statement and the most recent Preliminary Prospectus that is not so disclosed. There are no outstanding personal loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by any Partnership Entity to or for the benefit of any of the executive officers, directors or managers of any Partnership Entity or their respective family members.

(zz) No Labor Dispute. No labor disturbance by or dispute with the employees of any of the Partnership Entities exists or, to the knowledge of the Partnership Parties, is imminent or threatened that would reasonably be expected to have a Material Adverse Effect.

(aaa) Environmental Compliance. (i) Each of the Partnership Entities is, and at all times prior hereto has been, in compliance with all laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements of any governmental authority, including without limitation any international, foreign, national, state, provincial, regional or local authority, relating to pollution, the protection of human health or safety, the environment, natural resources, or the use, handling, storage, manufacturing, transportation, treatment, discharge, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) applicable to such entity, which compliance includes, without limitation, obtaining, maintaining and complying with all permits and authorizations and approvals required by Environmental Laws to conduct their respective businesses, and (ii) no Partnership Entity has received notice or otherwise has knowledge of any actual or alleged violation of Environmental Laws, or of any actual or potential liability for or other obligation concerning the presence, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except for any such instances of non-compliance with Environmental Laws, failures to receive required permits, licenses or other approvals or liabilities that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as described in the Registration Statement and the most recent Preliminary Prospectus, (x) there are no proceedings that are pending, or known to be contemplated, against any of the Partnership Entities under Environmental Laws in which a governmental authority is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (y) none of the Partnership Entities is aware of any issues regarding compliance with Environmental Laws, including any pending or proposed Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of any of the Partnership Entities, and (z) none of the Partnership Entities anticipates material capital expenditures relating to Environmental Laws.

(bbb) Tax Returns. The Partnership Entities have filed all federal, state, local and foreign tax returns required to be filed through the date hereof (which returns are complete and correct in all material respects), subject to permitted extensions, and have timely paid all taxes required to be paid by them and any other assessments, fines or penalties levied against any of them, to the extent any of the foregoing are due and payable, except for (i) those failures to file or pay that would not reasonably be expected to have a Material Adverse Effect or (ii) any such tax payment, assessment, penalty or fine that is currently being contested in good faith by appropriate proceedings.

(ccc) ERISA. (i) Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”)) for which the Partnership or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each a “Plan”) has been maintained in material compliance with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) with respect to each Plan subject to Title IV of ERISA (A) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, excluding any reportable event for which a waiver could apply, (B) no “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the

Code), whether or not waived, has occurred or is reasonably expected to occur that will, individually or in the aggregate, have a Material Adverse Effect and (C) neither the Partnership nor any member of its Controlled Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan,” within the meaning of Section 4001(a)(3) of ERISA) that will, individually or in the aggregate, have a Material Adverse Effect; and (iv) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, to the knowledge of the Partnership or any member of its Controlled Group, whether by action or by failure to act, which would cause the loss of such qualification, except for any such actions or failures to act that would not, individually or in the aggregate, have a Material Adverse Effect.

(ddd) Statistical and Market-Related Data. The statistical and market-related data included or incorporated by reference in the most recent Preliminary Prospectus are based on or derived from sources that the Partnership believes to be reliable in all material respects.

(eee) Investment Company. None of the Partnership Entities is, and as of each applicable Delivery Date, after giving effect to the offer and sale of the Units and the application of the proceeds therefrom as described under “Use of Proceeds” in the most recent Preliminary Prospectus and the Prospectus, none of them will be, (i) an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations of the Commission thereunder, or (ii) a “business development company” (as defined in Section 2(a)(48) of the Investment Company Act).

(fff) No Brokers. Except as described in the Registration Statement and the most recent Preliminary Prospectus, none of the Partnership Entities is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or the Underwriters for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Units.

(ggg) Other Sales. The Partnership has not sold or issued any securities that would be integrated with the offering of the Units contemplated by this Agreement pursuant to the Securities Act, the Rules and Regulations or the interpretations thereof by the Commission.

(hhh) Stabilization. The Partnership and its affiliates have not taken, directly or indirectly, any action that has constituted, or that was designed to or could reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Partnership in connection with the offering of the Units.

(iii) NYSE Listing of Common Units. The Units have been approved for listing, subject to official notice of issuance and evidence of satisfactory distribution, on the New York Stock Exchange.

(jjj) Distribution of Offering Materials. The Partnership has not distributed and, prior to the later to occur of any Delivery Date and completion of the distribution of the Units, will not distribute any offering material in connection with the offering and sale of the Units other than any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus to which the Representative has consented in accordance with Section 1(i) or 5(f), any press release or other announcement permitted by Rule 134 under the Securities Act on behalf of the Partnership.

(kkk) Anti-Corruption. None of the Partnership Entities nor, to the knowledge of the Partnership Parties, any director, officer, agent, employee or other person associated with or acting on behalf of any of the Partnership Entities, has (i) used any of its funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from its funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(lll) Money Laundering. The operations of the Partnership Entities are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any Partnership Entity with respect to the Money Laundering Laws is pending or, to the knowledge of any of the Partnership Parties, threatened.

(mmm) OFAC. None of the Partnership Entities nor, to the knowledge of the Partnership Parties, any director, officer, agent or employee of the Partnership Entities (in their capacity as a director, officer, agent or employee) is subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Partnership will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(nnn) Distribution Restrictions. None of the Operating Entities is currently prohibited, directly or indirectly, from paying any distributions to the Partnership, from making any other distribution on such subsidiary’s equity interests, from repaying to the Partnership any loans or advances to such subsidiary from the Partnership or from transferring any of such subsidiary’s property or assets to the Partnership or any other subsidiary of the Partnership, except (i) pursuant to the Partnership Credit Agreement and (ii) for such prohibitions mandated by the laws of each such subsidiary’s state of formation and Organizational Agreements.

(ooo) XBRL. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Prospectus and the Pricing Disclosure Package fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

Any certificate signed by any officer of any of the Partnership Parties and delivered to the Representative or counsel for the Underwriters in connection with the offering of the Units shall be deemed a representation and warranty by the Partnership, as to matters covered thereby, to each Underwriter.

2. Purchase of the Units by the Underwriters. On the basis of the representations, warranties and covenants contained in, and subject to the terms and conditions of, this Agreement, the Partnership agrees to sell 4,750,000 Firm Units to the several Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase the number of Firm Units set forth opposite that Underwriter’s name in Schedule I hereto. The respective purchase obligations of the Underwriters with respect to the Firm Units shall be rounded among the Underwriters to avoid fractional Common Units, as the Representative may determine.

In addition, the Partnership grants to the Underwriters an option to purchase up to 712,500 additional Option Units. Such option is exercisable in the event that the Underwriters sell more Common Units than the number of Firm Units in the offering and as set forth in Section 4 hereof. Each Underwriter agrees, severally and not jointly, to purchase the number of Option Units (subject to such adjustments to eliminate fractional Common Units as the Representative may determine) that bears the same proportion to the total number of Option Units to be sold on the applicable Option Units Delivery Date (as defined in Section 4) as the number of Firm Units set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Units.

The purchase price payable by the Underwriters for the Firm Units shall be $32.10 per Unit. The purchase price payable by the Underwriters for any Option Units purchased by the Underwriters shall be $32.10 per Unit less an amount equal to any distributions declared by the Partnership and payable on each Firm Unit but not on such Option Units being purchased.

The Partnership is not obligated to deliver any of the Firm Units or Option Units, as applicable, to be delivered on the applicable Delivery Date, except upon payment for all such Units to be purchased on such Delivery Date as provided herein.

3. Offering of Units by the Underwriters. Upon authorization by the Representative of the release of the Firm Units, the several Underwriters propose to offer the Firm Units for sale upon the terms and conditions to be set forth in the Prospectus.

4. Delivery of and Payment for the Units. Delivery of and payment for the Firm Units shall be made at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement at the offices of Andrews Kurth LLP, 600 Travis St., Suite 4200, Houston, Texas 77002, or at such other date or place as shall be determined by agreement between the Representative and the Partnership. This date and time are sometimes referred to as the “Initial Delivery Date.” Delivery of the Firm Units shall be made to the Representative for the account of each Underwriter against payment by the several Underwriters through the Representative of the aggregate purchase price of the Firm Units being sold by the Partnership to or upon the order of the Partnership by wire transfer in immediately available funds to the accounts specified by the Partnership. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Partnership shall deliver the Firm Units through the facilities of DTC unless the Representative shall otherwise instruct.

The option granted in Section 2 will expire 30 days after the date of this Agreement and may be exercised in whole or from time to time in part by written notice being given to the Partnership by the Representative; provided that if such date falls on a day that is not a business day, the option granted in Section 2 will expire on the next succeeding business day. Such notice shall set forth the aggregate number of Option Units as to which the option is being exercised, the names in which the Option Units are to be registered, the denominations in which the Option Units are to be issued and the date, as determined by the Representative, when the Option Units are to be delivered; provided, however, that this date and time shall not be earlier than the Initial Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. Each date and time any Option Units are delivered is sometimes referred to as an “Option Units Delivery Date,” and the Initial Delivery Date and any Option Units Delivery Date are sometimes each referred to as a “Delivery Date.”

Delivery of the Option Units by the Partnership and payment for the Option Units by the several Underwriters through the Representative shall be made at 10:00 A.M., New York City time, at the offices of Andrews Kurth LLP, 600 Travis St., Suite 4200, Houston, Texas 77002, on the date specified in the corresponding notice described in the preceding paragraph or at such other date or place as shall be determined by agreement between the Representative and the Partnership. On the Option Units Delivery Date, the Partnership shall deliver or cause to be delivered the Option Units to the Representative for the account of each Underwriter against payment by the several Underwriters through the Representative of the aggregate purchase price of the Option Units being sold by the Partnership to or upon the order of the Partnership by wire transfer in immediately available funds to the accounts specified by the Partnership. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Partnership shall deliver the Option Units through the facilities of DTC unless the Representative shall otherwise instruct.

5. Further Agreements. The Partnership Parties jointly and severally covenant and agree with each of the Underwriters:

(a) Preparation of Prospectus. To prepare the Prospectus in a form approved by the Representative and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Delivery Date except as provided herein; to advise the Representative, promptly after it receives notice thereof, of the time when any amendment or supplement to the Registration Statement or the Prospectus has been filed and to furnish the Representative with copies thereof; to file promptly all reports required to be filed by the Partnership with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Units; to advise the Representative, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding or examination for any such purpose or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly their best efforts to obtain its withdrawal.

(b) Copies of Registration Statement. To furnish promptly the Representative and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

(c) Copies of Documents. To deliver promptly to the Representative such number of the following documents as the Representative shall reasonably request: (A) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement), (B) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus, (C) each Issuer Free Writing Prospectus and (D) any document incorporated by reference in the Preliminary Prospectus or the Prospectus; and, if at any time after the date hereof, a prospectus is required by the Securities Act to be delivered in connection with the offering or sale of the Units and if at such time any event shall have occurred as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Representative and to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representative may from time to time reasonably request of an amended or supplemented Prospectus that will correct such statement or omission or effect such compliance.

(d) Filing of Amendment or Supplement. To file promptly with the Commission any amendment or supplement to the Registration Statement or the Prospectus that may, in the judgment of the Partnership or the Representative, be required by the Securities Act or requested by the Commission.

(e) Copies of Amendment or Supplement. Prior to filing with the Commission any amendment or supplement to the Registration Statement or the Prospectus, any document incorporated by reference in the Prospectus or any amendment to any document incorporated by reference in the Prospectus, to furnish a copy thereof to the Representative and counsel for the Underwriters and obtain the consent of the Representative to the filing, which consent shall not be unreasonably withheld and which shall be provided to the Partnership promptly after having been given notice of the proposed filing; provided that the foregoing provision shall not apply if such filing is, in the judgment of counsel to the Partnership, required by law.

(f) Issuer Free Writing Prospectus. Not to make any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representative.

(g) Rule 433. To comply with all applicable requirements of Rule 433 under the Securities Act with respect to any Issuer Free Writing Prospectus. If at any time after the date hereof any event shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus to comply with the Securities Act, to notify the Representative and to file such document and to prepare and furnish without charge to each Underwriter as many copies as the Representative may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance.

(h) Earnings Statement. As soon as practicable after the Effective Date and in any event not later than 16 months after the date hereof, to make generally available to the Partnership’s security holders and to deliver to the Representative an earnings statement of the Partnership and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations.

(i) Blue Sky Laws. Promptly from time to time to take such action as the Representative may reasonably request to qualify the Units for offering and sale under the securities or Blue Sky laws of Canada and such other jurisdictions as the Representative may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Units; provided that in connection therewith the Partnership shall not be required to (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject.

(j) Lock-Up Period. For a period commencing on the date hereof and ending on the 45th day after the date of the Prospectus (the “Lock-Up Period”), not to, directly or indirectly, (A) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Units or securities convertible into or exercisable or exchangeable for Common Units (other than (i) the Units and (ii) Common Units issued (1) pursuant to employee benefit plans, qualified option plans or other employee compensation plans existing on the date hereof, (2) pursuant to currently outstanding options, warrants or rights, or (3) by the Partnership to sellers in connection with acquisitions of assets or entities by the Partnership or any of its subsidiaries, provided that any recipient of such Common Units must agree in writing to be bound by the terms of this Section 5(j) for the remaining term of the Lock-Up Period), or sell or grant options, rights or warrants with respect to any Common Units or securities convertible into or exercisable or exchangeable for Common Units (other than the grant of options pursuant to option plans existing on the date hereof), (B) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of any Common Units, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, (C) file or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Common Units or securities convertible, exercisable or exchangeable into Common Units or any other securities of the Partnership (other than any registration statement on Form S-8) or (D) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of Barclays Capital Inc., on behalf of the Underwriters. In addition, the Partnership Parties shall cause each officer or director of the General Partner and unitholder of the Partnership set forth on Schedule IV hereto to furnish to the Representative, prior to the Initial Delivery Date, a letter or letters, substantially in the form of Exhibit A hereto (the “Lock-Up Agreements”). Notwithstanding the foregoing, if (x) during the last 17 days of the Lock-Up Period, the Partnership issues an earnings release or material news or a material event relating to the Partnership occurs or (y) prior to the expiration of the Lock-Up Period, the Partnership announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed in this paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless Barclays Capital Inc., on behalf of the Underwriters, agrees in writing not to require such extension.

(k) Use of Proceeds. To apply the net proceeds from the sale of the Units being sold by the Partnership substantially in accordance with the description as set forth in the Prospectus under the caption “Use of Proceeds.”

(l) Stabilization. To not take, directly or indirectly, any action that constitutes, or that is designed to or reasonably would be expected to cause or result in, the stabilization or manipulation of the price of any security of the Partnership in connection with the offering of the Units.

Each Underwriter severally agrees that such Underwriter shall not include any “issuer information” (as defined in Rule 433 under the Securities Act) in any “free writing prospectus” (as defined in Rule 405 under the Securities Act) used or referred to by such Underwriter without the prior consent of the Partnership (any such issuer information with respect to whose use the Partnership has given its consent, “Permitted Issuer Information”); provided that (i) no such consent shall be required with respect to any such issuer information contained in any document filed by any Partnership Party with the Commission prior to the use of such free writing prospectus, and (ii) “issuer information,” as used in this paragraph, shall not be deemed to include information prepared by or on behalf of such Underwriter on the basis of or derived from issuer information.

6. Expenses. The Partnership agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all expenses, costs, fees and taxes incident to and in connection with (a) the authorization, issuance, sale and delivery of the Units and any stamp duties or other taxes payable in that connection, and the preparation and printing of certificates for the Units; (b) the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto; (c) the distribution of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto, or any document incorporated by reference therein, all as provided in this Agreement; (d) the production and distribution of this Agreement, any supplemental agreement among Underwriters, and any other related documents in connection with the offering, purchase, sale and delivery of the Units; (e) any filing fees in connection with any filings required to be made with FINRA (including related fees and expenses of counsel to the Underwriters in an amount that is not greater than $20,000); (f) the listing of the Units on the New York Stock Exchange; (g) the qualification of the Units under the securities laws of the several jurisdictions as provided in Section 5(i) and the preparation, printing and distribution of a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (h) the preparation, printing and distribution of one or more versions of the Preliminary Prospectus and the Prospectus for distribution in Canada, often in the form of a Canadian “wrapper” (including related fees and expenses of Canadian counsel to the Underwriters); and (i) the investor presentations on any “road show” undertaken in connection with the marketing of the Units, including, without limitation, expenses associated with any electronic road show, travel and lodging expenses of the representatives and officers of the Partnership and the cost of any aircraft chartered in connection with the road show, provided that, except as provided in this Section 6 and in Section 11, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Units which they may sell and the expenses of advertising any offering of the Units made by the Underwriters.

7. Conditions of Underwriters’ Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Partnership Parties contained herein, to the performance by the Partnership Parties of their respective obligations hereunder, and to each of the following additional terms and conditions:

(a) Filing of Prospectus; No Stop Order. The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a); the Partnership shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding or examination for such purpose shall have been initiated or, to the knowledge of the Partnership Parties or any Underwriter, threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with. If the Partnership has elected to rely upon Rule 462(b) under the Securities Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement.

(b) No Misstatements or Omissions. No Underwriter shall have discovered and disclosed to the Partnership on or prior to such Delivery Date that the Registration Statement, the Prospectus or the Pricing Disclosure Package, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of Baker Botts L.L.P., counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein (in the case of the Prospectus and the Pricing Disclosure Package, in the light of the circumstances under which such statements were made) not misleading.

(c) Authorization and Validity. All limited partnership, limited liability company and corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Units, the Organizational Agreements, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and any other transactions contemplated by this Agreement shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Partnership shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d) Partnership Entities’ Counsel Opinion. Andrews Kurth LLP shall have furnished to the Representative its written opinion, as counsel to the Partnership Entities, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representative, substantially in the form attached hereto as Exhibit B.

(e) General Counsel Opinion. Candice L. Cheeseman shall have furnished to the Representative her written opinion, as general counsel to the General Partner, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representative, substantially in the form attached hereto as Exhibit C.

(f) Delaware Counsel Opinion. Richards, Layton and Finger, P.A. shall have furnished to the Representative its written opinion, as Delaware counsel to the Partnership Entities, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representative, substantially in the form attached hereto as Exhibit D.

(g) Underwriters’ Counsel Opinion. The Representative shall have received from Baker Botts L.L.P., counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Units, the Registration Statement, the Prospectus and the Pricing Disclosure Package and other related matters as the Representative may reasonably require, and the Partnership Parties shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(h) Comfort Letter. At the time of execution of this Agreement, the Representative shall have received from BDO USA, LLP a letter, in form and substance reasonably satisfactory to the Representative, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the most recent Preliminary Prospectus, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(i) Bring-Down Comfort Letter. With respect to the letter of BDO USA, LLP referred to in the preceding paragraph and delivered to the Representative concurrently with the execution of this Agreement (the “initial letter”), the Partnership shall have furnished to the Representative a letter (the “bring-down letter”) of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

(j) Officers’ Certificate. The Partnership Parties shall have furnished to the Representative a certificate, dated such Delivery Date, of the Chief Executive Officer and the Chief Financial Officer of the General Partner stating that:

(i) The representations, warranties and agreements of the Partnership Parties in Section 1 are true and correct on and as of such Delivery Date, and the Partnership has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date;

(ii) No stop order suspending the effectiveness of the Registration Statement has been issued; and no proceedings or examination for that purpose have been instituted or, to the knowledge of such officers, threatened; and

(iii) They have examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, in their opinion, (A)(1) the Registration Statement, as of the Effective Date, (2) the Prospectus, as of its date and on the applicable Delivery Date, and (3) the Pricing Disclosure Package, as of the Applicable Time, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading, and (B) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth.

(k) No Material Change. Except as described in the Registration Statement and the Pricing Disclosure Package, (i) none of the Partnership Entities shall have sustained, since the date of the latest audited financial statements included in the most recent Preliminary Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree and (ii) since such date there shall not have been any change in the Common Units or long-term debt of any of the Partnership Entities or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, partners’ capital or members’ equity, properties, management, business or prospects of the Partnership Entities taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, individually or in the aggregate, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

(l) No Downgrading. Subsequent to the execution and delivery of this Agreement, to the extent applicable, (i) no downgrading shall have occurred in the rating accorded the Partnership’s debt securities by any “nationally recognized statistical rating organization” (as that term is used in Section 15E of the Exchange Act), and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Partnership’s debt securities.

(m) No Other Changes. Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on The New York Stock Exchange shall have been suspended or materially limited, the settlement and clearance of such trading generally shall have been materially disrupted, or minimum prices shall have been established, (ii) trading in the Common Units shall have been suspended by the Commission or the NYSE, (iii) a general moratorium on commercial banking activities shall have been declared by federal or Oklahoma or New York state authorities, or (iv) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States, there shall have been a declaration of a national emergency or war by the United States or there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the public offering or delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

(n) NYSE Listing. The New York Stock Exchange shall have approved the Units for listing, subject only to official notice of issuance and evidence of satisfactory distribution.

(o) Lock-Up Agreements. The Lock-Up Agreements between the Representative and the officers and directors of the General Partner and the entities set forth on Schedule IV, delivered to the Representative on or before the date of this Agreement, shall be in full force and effect on such Delivery Date.

(p) Other Certificates. On or prior to each Delivery Date, the Partnership Parties shall have furnished to the Underwriters such further certificates and documents as the Representative may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

8. Indemnification and Contribution.

(a) The Partnership Parties hereby agree, jointly and severally, to indemnify and hold harmless each Underwriter, its directors, officers, employees and agents, each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of such Underwriter who has, or who is alleged to have, participated in the distribution of the Units (such affiliate being referred to herein as a “Participating Affiliate”) from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Units), to which such Underwriter or any such director, officer, employee, agent, controlling person or Participating Affiliate may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto, (C) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405 under the Securities Act) used or referred to by any Underwriter, or (D) any written materials provided to investors by, or with the approval of, the Partnership in connection with the marketing of the offering of the Units, including any “road show” (as defined in Rule 433 under the Securities Act) not constituting an Issuer Free Writing Prospectus (“Non-Prospectus Road Show”) or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information or any Non-Prospectus Road Show, any material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in light of the circumstances under which they were made) not misleading, and shall reimburse each Underwriter and each such director, officer, employee, agent, controlling person or Participating Affiliate promptly upon demand for any legal or other expenses reasonably incurred by such Underwriter, director, officer, employee, agent, controlling person or Participating Affiliate in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that none of the Partnership Parties shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information or any Non-Prospectus Road Show, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Partnership through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 8(e). The foregoing indemnity agreement is in addition to any liability which the Partnership may otherwise have to any Underwriter or to any director, officer, employee, agent, controlling person or Participating Affiliate of that Underwriter.

(b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless each Partnership Party, its directors, officers and employees, and each person, if any, who controls such Partnership Party within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which such Partnership Party or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the

Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show any material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in light of the circumstances under which they were made) not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Partnership through the Representative by or on behalf of that Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 8(e). The foregoing indemnity agreement is in addition to any liability that any Underwriter may otherwise have to the Partnership or any such director, officer, employee or controlling person.

(c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure (through the forfeiture of substantive rights and defenses), and provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and those other indemnified parties and their respective directors, officers, employees, agents and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Section 8 if (i) the indemnified party and the indemnifying party shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party and its directors, officers, employees, agents and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified parties or their respective directors, officers, employees, agents or controlling persons, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event described in clauses (i)-(iv) the reasonable fees and expenses of such separate counsel shall be paid by the indemnifying party (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action, suit or proceeding or series of related actions, suits or proceedings in the same jurisdiction representing the indemnified parties who are parties to such action, suit or proceeding). No indemnifying party shall (x) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to, or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party, or (y) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Partnership Parties, on the one hand, and the Underwriters, on the other, from the offering of the Units, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Partnership Parties, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Partnership Parties, on the one hand, and the Underwriters, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units purchased under this Agreement (before deducting expenses) received by the Partnership Parties, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Units purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Partnership Parties or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Partnership Parties and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Units exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

(e) The Underwriters severally confirm and the Partnership Parties acknowledge and agree that the statements regarding delivery of the Common Units by the Underwriters set forth on the cover page of, and the concession figures and the paragraph relating to stabilization by the Underwriters appearing under the caption “Stabilization, Short Positions and Penalty Bids,” in each case appearing in the section titled “Underwriting” in the most recent Preliminary Prospectus and the Prospectus, are correct and constitute the only information concerning such Underwriters furnished in writing to the Partnership by or on behalf of the Underwriters specifically for inclusion in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show.

9. Defaulting Underwriters.

(a) If, on any Delivery Date, any Underwriter defaults in its obligations to purchase the Units that it has agreed to purchase under this Agreement, the remaining non-defaulting Underwriters may in their discretion arrange for the purchase of such Units by the non-defaulting Underwriters or other persons satisfactory to the Partnership on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Units, then the Partnership shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Units on such terms. In the event that within the respective prescribed periods, the non-defaulting Underwriters notify the Partnership that they have so arranged for the purchase of such Units, or the Partnership notifies the non-defaulting Underwriters that it has so arranged for the purchase of such Units, either the non-defaulting Underwriters or the

Partnership may postpone such Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Partnership or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement, and the Partnership agrees to promptly prepare any amendment or supplement to the Registration Statement, the Prospectus or in any such other document or arrangement that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule I hereto that, pursuant to this Section 9, purchases Units that a defaulting Underwriter agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Units of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Partnership as provided in paragraph (a) above, the total number of Units that remains unpurchased does not exceed one-eleventh of the total number of all Units, then the Partnership shall have the right to require each non-defaulting Underwriter to purchase the total number of Units that such Underwriter agreed to purchase hereunder plus such Underwriter’s pro rata share (based on the total number of Units that such Underwriter agreed to purchase hereunder) of the Units of such defaulting Underwriter or Underwriters for which such arrangements have not been made; provided that the non-defaulting Underwriters shall not be obligated to purchase more than 110% of the total number of Units that it agreed to purchase on such Delivery Date pursuant to the terms of Section 2.

(c) If, after giving effect to any arrangements for the purchase of the Units of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Partnership as provided in paragraph (a) above, the total number of Units that remains unpurchased exceeds one-eleventh of the total number of all the Units, or if the Partnership shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Partnership, except that the Partnership will continue to be liable for the payment of expenses as set forth in Sections 6 and 11 and except that the provisions of Section 8 shall not terminate and shall remain in effect.

(d) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Partnership or any non-defaulting Underwriter for damages caused by its default.

10. Termination. The obligations of the Underwriters hereunder may be terminated by the Representative by notice given to and received by the Partnership prior to delivery of and payment for the Firm Units if, prior to that time, any of the events described in Sections 7(k), 7(l) or 7(m) shall have occurred or if the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement.

11. Reimbursement of Underwriters’ Expenses. If (a) the Partnership shall fail to tender the Units for delivery to the Underwriters for any reason, or (b) the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement (other than Section 7(m)(i), (7)(m)(iii) or (7)(m)(iv)), the Partnership will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel for the Underwriters) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Units, and upon demand the Partnership shall pay the full amount thereof to the Representative. If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Underwriters, the Partnership shall not be obligated to reimburse any Underwriter on account of those expenses.

12. Research Analyst Independence. The Partnership acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Partnership and/or the offering that differ from the views of their respective investment banking divisions. The Partnership Parties hereby waive and release, to the fullest extent permitted by law, any claims that the Partnership Parties may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to any of the Partnership Parties by such Underwriters’ investment banking divisions. The Partnership Parties acknowledge that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

13. No Fiduciary Duty. The Partnership Parties acknowledge and agree that in connection with this offering, the sale of the Units or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters: (a) no fiduciary or agency relationship between the Partnership Parties and any other person, on the one hand, and the Underwriters, on the other, exists; (b) the Underwriters are not acting as advisors, expert or otherwise, to any of the Partnership Parties, including, without limitation, with respect to the determination of the public offering price of the Units, and such relationship between the Partnership Parties, on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations; (c) any duties and obligations that the Underwriters may have to the Partnership Parties shall be limited to those duties and obligations specifically stated herein; and (d) the Underwriters and their respective affiliates may have interests that differ from those of the Partnership Parties. The Partnership Parties hereby waive any claims that any of the Partnership Parties may have against the Underwriters with respect to any breach of fiduciary duty in connection with this offering.

14. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a) if to the Underwriters, shall be delivered or sent by mail or facsimile transmission to Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration (Fax: 646-834-8133), with a copy, in the case of any notice pursuant to Section 8 hereof, to the Director of Litigation, Office of the General Counsel, Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019; and

(b) if to any of the Partnership Parties, shall be delivered or sent by mail or facsimile transmission to the address of the Partnership set forth in the Registration Statement, Attention: Candice L. Cheeseman (Fax: 918-524-8687).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Partnership Parties shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Barclays Capital Inc.

15. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Partnership Parties and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Partnership Parties contained in this Agreement shall also be deemed to be for the benefit of the directors, officers, employees and agents of the Underwriters and each person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act, and (b) the indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of the directors of the General Partner, the officers of the General Partner who signed the Registration Statement and any person who controls the General Partner or the Partnership within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

16. Survival. The respective indemnities, representations, warranties and agreements of the Partnership Parties and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Units and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

17. Definition of the Terms “Business Day”, “Affiliate” and “Subsidiary”. For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) “affiliate” and “subsidiary” have the meanings set forth in Rule 405 under the Securities Act.

18. Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of laws principles (other than Section 5-1401 of the General Obligations Law).

19. Waiver of Jury Trial. The Partnership Parties and the Underwriters hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

20. Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Partnership Parties, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

21. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

22. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[Signature page follows]

If the foregoing correctly sets forth the agreement among the Partnership Parties and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

ROSE ROCK MIDSTREAM, L.P.

By:	Rose Rock Midstream GP, LLC, its General Partner

By:	/s/ Robert N. Fitzgerald
Robert N. Fitzgerald
Senior Vice President and Chief Financial Officer

ROSE ROCK MIDSTREAM GP, LLC

By:	/s/ Robert N. Fitzgerald
Robert N. Fitzgerald
Senior Vice President and Chief Financial Officer

Signature Page to Underwritting Agreement

Accepted:

BARCLAYS CAPITAL INC.

For itself and as Representative

of the several Underwriters named

in Schedule I hereto

BARCLAYS CAPITAL INC.

By:	/s/ Victoria Hale
Name: Victoria Hale
Title: Vice President

Signature Page to Underwriting Agreement

SCHEDULE I

Underwriters	Number of Firm Units
Barclays Capital Inc.	1,068,750
UBS Securities LLC	902,500
Citigroup Global Markets Inc.	712,500
Deutsche Bank Securities Inc.	712,500
RBC Capital Markets, LLC	712,500
Stifel, Nicolaus & Company, Incorporated	142,500
BMO Capital Markets Corp.	106,875
Janney Montgomery Scott LLC	35,625
ABN AMRO Securities (USA) LLC	118,750
LCT Capital, LLC	118,750
RBS Securities Inc.	118,750

Total	4,750,000

Schedule I

SCHEDULE II

ORALLY CONVEYED PRICING INFORMATION

Number of Units:	4,750,000 Firm Units or, if the Underwriters exercise in full their option to purchase additional Units granted in Section 2 hereof, 5,462,500 Units
Public offering price for the Units:	$33.44 per unit

Schedule II

SCHEDULE III

ISSUER FREE WRITING PROSPECTUSES

None.

Schedule III

SCHEDULE IV

PERSONS DELIVERING LOCK-UP AGREEMENTS

Norman J. Szydlowski

Peter L. Schwiering

Robert N. Fitzgerald

Timothy O’Sullivan

Robert E. Dunn

Mark E. Monroe

Rodney L. Gray

Candice L. Cheeseman

Paul Largess

Rose Rock Midstream Holdings, LLC

Rose Rock Midstream Corporation

Schedule IV

SCHEDULE V

LIST OF JURISDICTIONS OF FOREIGN QUALIFICATION

Rose Rock Midstream, L.P.

Colorado, Kansas, Minnesota, Montana, Nebraska, New Mexico, North Dakota, Oklahoma, South Dakota, Texas, Wisconsin, Wyoming

Rose Rock Midstream GP, LLC

Montana, North Dakota, Oklahoma

Rose Rock Midstream Operating, LLC

None

Rose Rock Midstream Energy GP, LLC

Montana, North Dakota

Rose Rock Crude, L.P.

Colorado, Kansas, Minnesota, Montana, Nebraska, New Mexico, North Dakota, Oklahoma, South Dakota, Texas, Wisconsin, Wyoming

SemCrude Pipeline, L.P.

None

White Cliffs, L.L.C.

Colorado, Kansas, Oklahoma

Schedule V

EXHIBIT A

LOCK-UP LETTER AGREEMENT

BARCLAYS CAPITAL INC.

200 Park Avenue

New York, New York 10166

As Representative of the several

  Underwriters named in Schedule I

Ladies and Gentlemen:

The undersigned understands that you and certain other firms (the “Underwriters”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase by the Underwriters of common units representing limited partner interests (“Common Units”) of Rose Rock Midstream, L.P., a Delaware limited partnership (the “Partnership”), and that the Underwriters propose to reoffer the Common Units to the public (the “Offering”).

In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Barclays Capital Inc., on behalf of the Underwriters, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Units (including, without limitation, Common Units that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Common Units that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Common Units, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Common Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, (3) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Common Units or securities convertible into or exercisable or exchangeable for Common Units or any other securities of the Partnership, or (4) publicly disclose the intention to do any of the foregoing for a period commencing on the date hereof and ending on the 45th day after the date of the Prospectus relating to the Offering (such 45-day period, the “Lock-Up Period”).

The foregoing restrictions shall not apply to (i) any pledge, or bona fide foreclosure by the lenders, under the SemGroup Credit Agreement or (ii) bona fide gifts, sales or other dispositions of Common Units that are made exclusively between and among the undersigned and members of the undersigned’s family, or a trust the beneficiaries of which are the undersigned and/or members of the undersigned’s family; provided that, in the case of a

Exhibit A-1

transfer pursuant to clause (ii) above, it shall be a condition to any such transfer that the transferee/donee agrees to be bound by the terms of this Lock-Up Letter to the same extent it would be bound if the transferee/donee were a party hereto and that no public announcement or filing under the Securities Act or the Exchange Act shall be required of or voluntarily made by or on behalf of the Company or the undersigned in connection therewith.

Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Partnership issues an earnings release or material news or a material event relating to the Partnership occurs or (2) prior to the expiration of the Lock-Up Period, the Partnership announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless the Representative agrees in writing not to require such extension. The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Letter Agreement during the period from the date of this Lock-Up Letter Agreement to and including the 34th day following the expiration of the Lock-Up Period, it will give notice thereof to the Partnership and will not consummate such transaction or take any such action unless it has received written confirmation from the Partnership that the Lock-Up Period (as such may have been extended pursuant to this paragraph) has expired.

In furtherance of the foregoing, the Partnership and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

It is understood that, if the Partnership notifies the Underwriters that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Units, the undersigned will be released from its obligations under this Lock-Up Letter Agreement.

The undersigned understands that the Partnership and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Partnership and the Underwriters.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Exhibit A-2

Very truly yours,

By:
Name:
Title:

Dated:

Exhibit A-3

EXHIBIT B

FORM OF OPINION OF ANDREWS KURTH LLP

1. Each of the General Partner, the Partnership, Rose Rock Operating, and Rose Rock Midstream Energy GP has been duly formed and is validly existing as a limited partnership or limited liability company, as the case may be, and is in good standing under the laws of the State of Delaware. Each of Rose Rock Finance, Rose Rock Field Services, Rose Rock Crude, SCPL and White Cliffs is validly existing as a corporation, limited liability company or limited partnership, as the case may be, and is in good standing under the laws of the State of Delaware.

2. Each of the Partnership Entities is duly registered or qualified to conduct business and is in good standing as a foreign limited partnership, limited liability company or corporation, as the case may be, in each jurisdiction set forth opposite its name on Annex I attached to such counsel’s opinion.

3. Each of the Partnership Entities has the power and authority under the laws of the State of Delaware to (i) execute and deliver, and incur and perform all of its obligations under, the Underwriting Agreement and each of the Organizational Agreements to which it is a party and (ii) carry on its business and own or lease its properties as described in the Registration Statement and the Prospectus. The General Partner has the power and authority under the laws of the State of Delaware to serve as general partner of the Partnership in all material respects.

4. Rose Rock Holdings is the sole member of the General Partner, with a 100% membership interest in the General Partner; such membership interest has been duly authorized and validly issued in accordance with the General Partner LLC Agreement and is fully paid (to the extent required by the General Partner GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and Rose Rock Holdings owns such membership interest free and clear of all Liens (other than Liens arising under or in connection with the SemGroup Credit Agreement) (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Rose Rock Holdings as debtor is on file in the office of the Secretary of State of the State of Delaware as of August [•], 2013 or (B) otherwise known to us, without independent investigation.

5. The General Partner is the sole general partner of the Partnership, with a 2.0% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns such general partner interest free and clear of all Liens (other than Liens arising under or in connection with the SemGroup Credit Agreement) (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file in the office of the Secretary of State of the State of Delaware as of August [•], 2013 or (B) otherwise known to us, without independent investigation. The General Partner owns all of the Incentive Distribution Rights (as defined in the Partnership Agreement).

Exhibit B-1

6. As of the date hereof, Rose Rock Holdings owns 171,218 Common Units, and Rose Rock Midstream Corporation owns 2,718,491 Common Units, 8,389,709 Subordinated Units and 1,250,000 Class A Units (collectively, the “Sponsor Units”). The Sponsor Units and the Incentive Distribution Rights, and the limited partner interests represented thereby, have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required by the Amended and Restated Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act and otherwise by matters described in the Registration Statement and the Prospectus under the captions “Risk Factors—Your liability may not be limited if a court finds that unitholder action constitutes control of our business,” “Risk Factors—Unitholders may have liability to repay distributions that were wrongfully distributed to them” and “The Partnership Agreement—Limited Liability”). The Sponsor Units owned by Rose Rock Holdings and Rose Rock Midstream Corporation and the Incentive Distribution Rights owned by the General Partner are owned free and clear of all Liens (other than Liens arising under or in connection with the SemGroup Credit Agreement) (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file in the office of the Secretary of State of the State of Delaware as of August [•], 2013 or (B) otherwise known to us, without independent investigation.

7. The [Firm] Units to be issued and sold to the Underwriters by the Partnership pursuant to the Underwriting Agreement, and the limited partner interests represented thereby, have been duly authorized in accordance with the Partnership Agreement and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid (to the extent required by the Amended and Restated Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act and otherwise by matters described in the Registration Statement and the Prospectus under the captions “Risk Factors—Your liability may not be limited if a court finds that unitholder action constitutes control of our business,” “Risk Factors—Unitholders may have liability to repay distributions that were wrongfully distributed to them” and “The Partnership Agreement—Limited Liability”).

8. The issuance and sale of the Units has been duly authorized by all necessary limited liability company action of the General Partner and limited partnership action of the Partnership.

9. The Partnership is the sole member of Rose Rock Operating, with a 100% membership interest in Rose Rock Operating; such membership interest has been duly authorized and validly issued in accordance with the Operating LLC Agreement and is fully paid (to the extent required by the Operating LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such membership interest free and clear of all Liens (other than Liens arising under or in connection with the Partnership Credit Agreement) (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file in the office of the Secretary of State of the State of Delaware as of August [•], 2013 or (B) otherwise known to us, without independent investigation.

Exhibit B-2

10. Rose Rock Operating is the sole member of Rose Rock Midstream Energy GP, with a 100% membership interest in Rose Rock Midstream Energy GP; such membership interest has been duly authorized and validly issued in accordance with the RRME GP LLC Agreement and is fully paid (to the extent required by the RRME GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and Rose Rock Operating owns such membership interest free and clear of all Liens (other than Liens arising under or in connection with the Partnership Credit Agreement) (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file in the office of the Secretary of State of the State of Delaware as of August [•], 2013 or (B) otherwise known to us, without independent investigation

11. Rose Rock Midstream Energy GP is the sole general partner of Rose Rock Crude, with a 0.5% general partner interest in Rose Rock Crude; such general partner interest has been duly authorized and validly issued in accordance with the Rose Rock Crude LP Agreement; and Rose Rock Midstream Energy GP owns such general partner interest free and clear of all Liens (other than Liens arising under or in connection with the Partnership Credit Agreement) (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Rose Rock Midstream Energy GP as debtor is on file in the office of the Secretary of State of the State of Delaware as of August [•], 2013 or (B) otherwise known to us, without independent investigation. Rose Rock Operating is the sole limited partner of Rose Rock Crude, with a 99.5% limited partner interest in Rose Rock Crude; such limited partner interest has been duly authorized and validly issued in accordance with the Rose Rock Crude LP Agreement and is fully paid (to the extent required by the SemCrude LP Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and Rose Rock Operating owns such limited partner interest free and clear of all Liens (other than Liens arising under or in connection with the Partnership Credit Agreement) (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Rose Rock Operating as debtor is on file in the office of the Secretary of State of the State of Delaware as of August [•], 2013 or (B) otherwise known to us, without independent investigation.

12. The Partnership owns a 100% of the outstanding capital stock of Rose Rock Finance; such shares of capital stock have been duly authorized and validly issued and are fully paid and nonassessable; and the Partnership owns such shares of capital stock free and clear of all Liens, except for Liens arising under or in connection with the Partnership Credit Agreement (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file in the office of the Secretary of State of the State of Delaware as of August [•], 2013 or (B) otherwise known to us, without independent investigation.

13. Rose Rock Operating owns a 100% membership interest in Rose Rock Field Services; such membership interest has been duly authorized and validly issued in accordance with the Rose Rock Field Services LLC Agreement and is fully paid (to the extent required by the Rose Rock Field Services LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and Rose Rock Operating owns such membership interest free and clear of all Liens, except for Liens

Exhibit B-3

arising under or in connection with the Partnership Credit Agreement (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Rose Rock Operating as debtor is on file in the office of the Secretary of State of the State of Delaware as of August [•], 2013 or (B) otherwise known to us, without independent investigation.

14. Rose Rock Operating owns a 33.33% membership interest in SCPL; such membership interest has been duly authorized and validly issued in accordance with the SCPL LLC Agreement and is fully paid (to the extent required by the SCPL LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and Rose Rock Operating owns such membership interest free and clear of all Liens, except for Liens arising under or in connection with the Partnership Credit Agreement (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Rose Rock Operating as debtor is on file in the office of the Secretary of State of the State of Delaware as of August [•], 2013 or (B) otherwise known to us, without independent investigation.

15. SCPL owns a 51% membership interest in White Cliffs; such membership interest has been duly authorized and validly issued in accordance with the White Cliffs LLC Agreement and is fully paid (to the extent required by the White Cliffs LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and SCPL owns such membership interest free and clear of all Liens, except for Liens arising under or in connection with the SemGroup Credit Agreement (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming SCPL as debtor is on file in the office of the Secretary of State of the State of Delaware as of August [•], 2013 or (B) otherwise known to us, without independent investigation.

16. Except as described in the Registration Statement, the Preliminary Prospectus and the Prospectus, (i) there are no options, warrants or other rights to purchase, or any restrictions upon the voting or transfer of, agreements or other obligations to issue or rights to convert any securities into or exchange any securities for any equity interest of any Partnership Entity under any Organizational Document of such Partnership Entity or any Applicable Agreement,1 (ii) there are no preemptive rights or other similar rights to subscribe for or purchase any equity interest of any Partnership Entity under any Organizational Document of such Partnership Entity or any Applicable Agreement and (iii) no Person has the right, which has not been waived, under any Organizational Document or any Applicable Agreement to require the registration under the Securities Act of any sale of securities issued by the Partnership, by reason of the filing or effectiveness of the Registration Statement.

[1]	“Applicable Agreements” to include (a) all agreements filed as exhibits to the Registration Statement or incorporated by reference therein and (b) the SemGroup Credit Agreement, dated June 17, 2011, as amended.

Exhibit B-4

17. The Underwriting Agreement has been duly authorized, executed and delivered by each of the General Partner and the Partnership. The Organizational Agreements have been duly authorized, executed and delivered by the Partnership Entities party thereto.

18. Neither of (i) the execution and delivery of the Underwriting Agreement by each of the General Partner and the Partnership or (ii) the consummation by the Partnership of the issuance and sale of the [Firm] Units pursuant to the Underwriting Agreement, (A) constituted, constitutes or will constitute a violation of the Organizational Documents of any of the Partnership Entities, (B) constituted, constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, any Applicable Agreement, (C) resulted, results or will result in the creation of any security interest in, or lien upon, any of the property or assets of any Partnership Entity pursuant to any Applicable Agreement (other than Liens arising under or in connection with the SemGroup Credit Agreement or the Partnership Credit Agreement), (D) resulted, results or will result in any violation of (i) applicable laws of the State of New York, (ii) applicable laws of the United States of America or (iii) the General Corporation Law of the State of Delaware (the “DGCL”), the Delaware LP Act or the Delaware LLC Act.

19. No Governmental Approval or Filing which has not been obtained or made and is not in full force and effect, is required to authorize, or is required for, (i) the execution and delivery of the Underwriting Agreement by the General Partner or the Partnership, (ii) the consummation by the Partnership of the issuance and sale of the [Firm] Units pursuant to the Underwriting Agreement, or the incurrence or performance of its obligations thereunder. As used in this paragraph, “Governmental Approval or Filing” means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any executive, legislative, judicial, administrative or regulatory body of the State of New York, the State of Delaware or the United States of America, pursuant to (i) applicable laws of the State of New York, (ii) the DGCL, (iii) the Delaware LP Act, (iv) the Delaware LLC Act or (v) applicable laws of the United States of America.

20. The statements in the Registration Statement, the Preliminary Prospectus and the Prospectus under the captions “Provisions of Our Partnership Agreement Relating to Cash Distributions,” “Description of the Common Units,” “The Partnership Agreement” and “Investment in Rose Rock Midstream, L.P. by Employee Benefit Plans,” insofar as such statements purport to summarize certain provisions of documents and legal matters referred to therein and reviewed by us as described above, fairly summarize such provisions and legal matters in all material respects, subject to the qualifications and assumptions stated therein.

21. The Units conform in all material respects to the descriptions thereof contained in the Registration Statement, the Preliminary Prospectus and the Prospectus.

22. Our opinion that is filed as Exhibit 8.1 to the Form 8-K filed on August [•], 2013 is confirmed, and the Underwriters may rely upon such opinion as if it were addressed to them.

Exhibit B-5

23. None of the Partnership Entities is, and immediately after giving effect to the issuance and sale of the [Firm] Units occurring today and the application of the proceeds therefrom as described in the Registration Statement, the Preliminary Prospectus and the Prospectus under the caption “Use of Proceeds” none of them will be, an “investment company” within the meaning of such term as used in the Investment Company Act of 1940, as amended.

In addition, we have participated in conferences with officers and other representatives of the Partnership Entities, the independent registered public accounting firm for the Partnership, your counsel and your representatives at which the contents of the Registration Statement, the Preliminary Prospectus (which together with the information included on Schedule II of the Underwriting Agreement is referred to herein as the “Disclosure Package”) and the Prospectus and related matters were discussed and, although we have not independently verified and are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Disclosure Package and the Prospectus (except as and to the extent set forth in paragraphs 20 and 21 above), on the basis of the foregoing (relying with respect to factual matters to the extent we deem appropriate upon statements by officers and other representatives of the SemGroup Entities), (a) we confirm to you that, in our opinion, each of the Registration Statement, as of its effective date, the Preliminary Prospectus, as of its date, and the Prospectus, as of its date, appeared on its face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Rules and Regulations (except that we express no statement or belief as to Regulation S-T), (b) we have not become aware of any documents that are required to be filed as exhibits to the Registration Statement and are not so filed, or of any documents that are required to be summarized in the Preliminary Prospectus or the Prospectus and are not so summarized and (c) furthermore, no facts have come to our attention that have led us to believe that (i) the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Disclosure Package, as of [•] a.m. on August [•], 2013 (which you have informed us is a time prior to the time of the first sale of the Units by any Underwriter), contained an untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, it being understood that we express no opinion, statement or belief in this letter with respect to (i) the historical and pro forma financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon, (ii) any other financial or accounting data, included in, or excluded from, the Registration Statement, the Disclosure Package or the Prospectus and (iii) representations and warranties and other statements of fact included in the exhibits to the Registration Statement.

Furthermore, we advise you that a notice filed by the SEC on its Electronic Data Gathering, Analysis and Retrieval system states that the Registration Statement was declared effective under the Securities Act on May 29, 2013. In addition, we have been orally advised by the SEC that no stop order suspending the effectiveness of the Registration Statement has been issued. To our knowledge based solely upon such oral communication with the SEC, no proceedings for that purpose have been instituted or are pending or threatened by the SEC.

Exhibit B-6

We express no opinion as to the laws of any jurisdiction other than (i) applicable laws of the State of New York, (ii) the DGCL, (iii) the Delaware LP Act, (iv) the Delaware LLC Act, (v) applicable laws of the United States of America and (vi) certain other specified laws of the United States of America to the extent referred to specifically herein. References herein to “applicable laws” mean those laws, rules and regulations that, in our experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement, without our having made any special investigation as to the applicability of any specific law, rule or regulation, and that are not the subject of a specific opinion herein referring expressly to a particular law or laws; provided however, that such references (including without limitation those appearing in paragraphs 19 and 20 above) do not include any municipal or other local laws, rules or regulations, or any antifraud, environmental, labor, securities, tax, insurance or antitrust laws, rules or regulations.

Exhibit B-7

EXHIBIT C

FORM OF OPINION OF CANDICE L. CHEESEMAN

1. None of (a) the offering, issuance or sale of the Units by the Partnership, (b) the execution, delivery and performance of this Agreement by the Partnership Entities party hereto or thereto, (c) the consummation of the transactions contemplated by this Agreement by the Partnership Entities or (d) the application of the proceeds from the sale of the Units by the Partnership as described under “Use of Proceeds” in the most recent Preliminary Prospectus violates or will violate any order, judgment, decree or injunction known to such counsel of any court or governmental agency or body directed to any of the Partnership Entities or any of their properties in a proceeding to which any of them or their property is a party or is bound.

2. To the knowledge of such counsel, there are no legal or governmental proceedings pending or threatened to which any Partnership Entity is a party or to which any property of any SemGroup Entity is subject that are required to be described in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus but are not so described as required by the Act.

I have participated in conferences with officers and other representatives of the Partnership Entities, the independent registered public accounting firm for the Partnership, your counsel and your representatives at which the contents of the Registration Statement, the Preliminary Prospectus (which together with the information included on Schedule II of the Underwriting Agreement is referred to herein as the “Disclosure Package”) and the Prospectus and related matters were discussed and, although I have not independently verified and am not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Disclosure Package and the Prospectus (except as and to the extent set forth in paragraph 2 above), on the basis of the foregoing (relying with respect to factual matters to the extent I deem appropriate upon statements by officers and other representatives of the Partnership Entities), I confirm to you that no facts have come to my attention that have led me to believe that (i) the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Disclosure Package, as of [•] a.m. on August [•], 2013 (which you have informed me is a time prior to the time of the first sale of the Units by any Underwriter), contained an untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, it being understood that I express no opinion, statement or belief in this letter with respect to (i) the historical and pro forma financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon, (ii) any other financial or accounting data, included in, or excluded from, the Registration Statement, the Disclosure Package or the Prospectus and (iii) representations and warranties and other statements of fact included in the exhibits to the Registration Statement.

Exhibit C-1

I express no opinion as to the laws of any jurisdiction other than (i) applicable laws of the State of Oklahoma. References herein to “applicable laws” mean those laws, rules and regulations that, in my experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement, without my having made any special investigation as to the applicability of any specific law, rule or regulation, and that are not the subject of a specific opinion herein referring expressly to a particular law or laws; provided however, that such references (including without limitation those appearing in paragraph 1 above) do not include any municipal or other local laws, rules or regulations, or any antifraud, environmental, labor, securities, tax, insurance or antitrust laws, rules or regulations.

Andrews Kurth LLP and Baker Botts L.L.P. are each authorized to rely upon this opinion letter in connection with the offering as if such opinion letter were addressed and delivered to them on the date hereof; provided that this opinion letter may be relied upon by the Underwriters and their counsel only in connection with the offering and no other use or distribution of this opinion letter may be made without my prior written consent.

Exhibit C-2

EXHIBIT D

FORM OF OPINION OF DELAWARE COUNSEL

1. Each of the General Partner LLC Agreement, the Partnership Agreement, the SCPL LLC Agreement and the White Cliffs LLC Agreement is a valid and legally binding agreement of the Partnership Entities party thereto, enforceable against such Partnership Entities in accordance with its terms, under applicable laws of the State of Delaware.

Exhibit D-1